Exhibit 99.B(q)

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dale C. LaPorte, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: February 27, 2015

/s/Dale C. LaPorte
Dale C. LaPorte

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Dorothy A. Berry, hereby constitutes and ppoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: February 27, 2015

/s/Dorothy A. Berry
Dorothy A. Berry

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John G. Drosdick, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan,and Thomas R. Rus, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: February 27, 2015

/s/ John G. Drosdick
John G. Drosdick

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Edward D. Miller, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: February 27, 2015

/s/ Edward D. Miller
Edward D. Miller

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, L. White Matthews, III, hereby constitutes appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan, and Thomas R. Rus, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: February 27, 2015

/s/ L. White Matthews, III
L. White Matthews, III

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Stephen M. Todd, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley, John Kernan,and Thomas R. Rus, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: February 27, 2015

/s/ Stephen M. Todd
Stephen M. Todd

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Jennifer E. Spratley, hereby constitutes and. appoints John M. Loder, Jeremy C. Smith, John Kernan and Thomas R. Rus, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: February 27, 2015

/s/ Jennifer E. Spratley
Jennifer E. Spratley

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, John F. Kernan, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley and Thomas R. Rus, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: February 27, 2015

/s/ John F. Kernan
John F. Kernan

PNC FUNDS

PNC ADVANTAGE FUNDS

POWER OF ATTORNEY

Know All Persons by These Presents, that the undersigned, Thomas R. Rus, hereby constitutes and appoints John M. Loder, Jeremy C. Smith, Jennifer Spratley and John F. Kernan, his true and lawful attorneys-in-fact and agent, to execute in his name, place, and stead, in his capacity as Trustee or officer, or both, of PNC Funds and PNC Advantage Funds, the Registration Statements of such entities on Form N-1A and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and either of said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of either of said attorneys being hereby ratified and approved.

DATED: February 27, 2015

/s/ Thomas R. Rus
Thomas R. Rus